[Following is a Public Relations Department handout to be distributed to media, shareholders and prospective shareholders.]

THE VALUE LINE MUTUAL FUND ADVISOR

INTERVIEW WITH ART BONNEL
Manager of United Services Bonnel Growth Fund

MANAGER'S PROFILE

Art Bonnel is the portfolio manager of United Services Bonnel Growth Fund. He previously managed MIM Stock Appreciation Fund, from 1987 through April 1994. The fund's five-year annualized total return of 18% easily outpaced the S&P 500 and the average Growth Fund.

Series 7, 63, and 65 licensed, Mr. Bonnel was president and registered investment advisor for Bonnel, Inc. from 1974 to 1987. Mr. Bonnel has served on the board of directors of the Kansas City Board of Trade, held a seat on the Exchange, and was a trust officer for Security National Bank of Nevada.

Mr. Bonnel attended the University of Nevada, where he graduated with a Bachelor of Science degree in Economics.

                            -----------------------

VALUE LINE: Tell us about the fund's goals, and your investment strategy.

BONNEL: Our goal is capital appreciation. I try to obtain long-term capital gains by investing in mid-cap growth stocks. Income is secondary; in fact, we have very few stocks that pay dividends.

VALUE LINE: And what, specifically, is your investment strategy?

BONNEL: Stocks must fit four criteria before we will consider putting them in the portfolio. First, earnings must be increasing. Two, it must have a good current ratio. In other words, it must have enough current assets to pay off its current liabilities. I prefer to see a current ratio of two to one or better. Number three, I like to see companies with low debt levels, preferably no more than 25 percent debt to equity. Fourth, I like to see substantial equity ownership by management. A company has to pass those four tests before we look even deeper, and use other, more subjective, criteria.

VALUE LINE: And what are some of the numbers on your current portfolio?

BONNEL: The average earnings gain on a quarterly basis is 95.1%, the average current ratio is 2.1, the debt averages 16.3%, and management holds 15.1% of company stock.

VALUE LINE: You mentioned mid-cap stocks as your area of focus. Do you have specific limits?

BONNEL: We have no limits. Market caps have run as low as $20 million on the low end, and into the billions on the high end in the case of Merck..

VALUE LINE: Then why do you focus on mid-caps?

BONNEL: We tend to focus on the mid-cap arena because of the liquidity. Small caps don't have the liquidity, while mid-caps trade more frequently, so people get a bit more excited about them. If you try to buy a small-cap stock, there may be none offered or, once you hold it, if you go to sell it, no one may bid on it. I turn the fund over a bit more than other managers, and I need that liquidity. Large caps tend to not have the growth that I'm looking for.

VALUE LINE: Speaking of selling, what is your sell strategy?

BONNEL: It's very simple. If the buy criterion is no longer valid, then I'll sell it. In other words, if earnings are not going up, or the current ratio experiences a nominal decline, then I'll sell it. If debt increases substantially, out it goes. So the criteria that got us into a stock are used to get us out of the stock as well. I don't waffle on that at all.

VALUE LINE: Getting back to the buy side, does the more-in-depth aspect of your research include meetings with the management of any of your stock holdings or potential picks?

BONNEL: I don't talk to management at all. I use its 10k reports and annual statements. I have found that presidents and managers of companies are very optimistic, which they should be. They tend to tell you why their company is great, painting a rosy picture. They should have a positive outlook; but I just can't get the information that I want out of them.

VALUE LINE: You mean that a larger fund has the clout to pry it out of them?

BONNEL: Right. A large mutual fund that does a lot of trading can get more information out of a company than I can. I'm not in a position of influence now, and even if I had the ability to twist arms, I'm not sure that I would use it. I like using the numbers; audited numbers work just fine for me. This system has worked for me for many years, and I'd be changing my investment philosophy if I spoke to management.

VALUE LINE: Prior to running United Services Bonnel Growth Fund, you managed MIM Stock Appreciation Fund. Did your management strategy differ from that of your current strategy?

BONNEL: No, it did not, and it isn't going to. As the old saying goes, "If it ain't broke, don't fix it." My strategy has been successful, so there's no reason to change it. I have no intention of even tweaking it.

VALUE LINE: Besides yourself, your wife also helps in analyzing companies. Is there anyone else that helps out with the research?

BONNEL: No. It's just the two of us. We have all the data we need on a computer. We update our computer records on a quarterly basis, and screen for both the objective items that I mentioned as well as subjective things that we look for.

VALUE LINE: Such as?

BONNEL: Right now, everyone realizes that there's going to be a glut of semiconductors on the market by the end of this year. So even though the earnings are good, the stocks are not acting that well in anticipation of this flood of products that will be hitting the market within six to nine months. So there is a subjective bent. My investment philosophy is to keep things as simple as possible and not get bogged down on too many details. That's why we are as efficient as we are, and why we can't make buy and sell decisions so quickly.

VALUE LINE: How long did it take you to build the database?

BONNEL: It took us about a year to a year-and-a-half to put it together; and that was about 15 years ago. We update it daily as companies report their results.

VALUE LINE: Let's go back to semiconductors. Your fund enjoyed a substantial part of its gain last year from that sector, didn't it?

BONNEL: Yes, but as we speak, the fund holds no semiconductor stocks.

VALUE LINE: When did you sell out?

BONNEL: During early December of last year, and the first part of this year.

VALUE LINE: It's apparent from the loss the fund experienced in the fourth quarter that those stocks had already started to take a hit before you got out.

BONNEL: That's true. I was very cognizant of the supply coming onstream in 1996, and the backlog that was going to be worked off. I was well aware of the Street's negative reaction, but I normally don't sell just because the Street is selling. That's not part of my operation. But when everyone knows that the supply is on its way, you've got to make adjustments.

VALUE LINE: What did you replace them with, if anything?

BONNEL: Health-care stocks. Specifically pharmaceuticals, like Merck and Pfizer. Also, we bought some of the oil companies. I think oil is going to do well this year, so I picked up Rowan. We also looked into mobile-home companies, like Cavalier Homes and Schult Homes, both mobile home manufacturers. I may have sold semiconductors out, but I'm still in technology stocks.

VALUE LINE: What technology stocks do you still hold?

BONNEL: One of my favorite is Seagate Technology, which makes magnetic disk drives. Its earnings were up around 58% for the December-ended quarter. The stock itself help up extremely well during the selloff of tech stocks. I believe it hit a high of 54, and right now it's around 50. It's one of our largest holdings. Another company that we held onto is Kent Electronics, which makes electronic assemblies. Its earnings are up around 94%, and the stock is doing quite well.

Viking Office Products is peripherally related to technology. It sells to small-and-medium-sized businesses nationwide through direct catalog marketing. Its earnings improved by 36% in the December ended quarter. It should continue to do well for the rest of this year because of price reductions that are expected in the consumer electronics area, as well as advances in software products. Broadly, though, the ongoing improvements in industrial productivity that have been brought about by technology are behind my bullishness on technology-related stocks over the long term. There will be setbacks, though.

VALUE LINE: How diversified is your portfolio?

BONNEL: I'm in 60 different industries and 100 issues right now.

VALUE LINE: According to your annual report, you, like many others, do not believe that we'll see a repeat of the market's bull run in 1996. What do you expect from both the market and the economy this year?

BONNEL: As I said in the report, people shouldn't expect the prodigious gains that we enjoyed in '95. I think that it will be a better year than what most people expect. During the first part of this year, we witnessed some attrition, which I think is healthy and normal. The snowstorm that hit the East Coast is going to put a crimp in first-quarter economic data, implying weak economic numbers. I believe that the Fed will lower the discount rate shortly, which would be extremely bullish for the market and the economy as a whole. If it does lower rates, that will flow through the economy. I'm 90 percent certain that it will cut rates during the month of January. If the Fed lowers rates, I can see the market going up 20 or 25 percent within the next year-and-a-half.

VALUE LINE: And you think that mid-caps are the best way to go to enjoy that?

BONNEL: Yes! The mid-cap stocks are small enough to react quickly in any situation. I have a friend who used to work in a senior position at United Airlines. When the company was looking to make a major purchase of aircraft, it took three years to get through all the levels of management that had to review the purchase and approve it. He then went to work for Southwest Airlines, which had decided to buy some planes in order to expand its fleet. It took only six months to make the decision. That's why the mid-cap stocks tend to outperform the large-cap stocks over time. They have more flexibility and can make decisions quickly. The less management overhead that you have, the more efficient the company can become if the people are dedicated and motivated.

VALUE LINE: Do you invest overseas, and do you have any foreign investments currently?

BONNEL: By prospectus, the fund is limited to investing only up to five percent of its assets overseas, so I will not actively seek out foreign investments.

VALUE LINE: How much diversification do you tend to have in the portfolio?

BONNEL: I use self-imposed limits. I don't like to have more than 15 percent invested in any one sector. Even at its peak, the most that I held in semiconductors was 10 or 11 percent. I've been in the market long enough to know that if you put all your eggs in one basket, you can have real problems.

VALUE LINE: Can investors expect you to keep the fund fully invested at all times?

BONNEL: The fund was up to about 10% cash when I was selling semiconductors early this year. I don't like running with a lot of cash. Shareholders prefer to own a fund that's fully invested. That's why they own it. I'm a shareholder, and that's why I own it. Cash is around 5% right now, which I'm excited about, because year-end earnings numbers are coming in and I'm coming across a number of companies that I believe can do quite well. I'm looking to do a lot of buying with that cash. I run a mid-cap growth fund, not a money market fund.

VALUE LINE: What are some recent weightings for the fund?

BONNEL: At the end of 1995, the largest weighting was in pharmaceuticals, at 9.68%, and number two was prepackaged software, at 6.3%. Computer communication equipment was 5.4%. You'll notice that none of them was over ten percent. If you go down to the tenth-largest industry, computer storage, it's only 2.4%. So the fund is well diversified.

VALUE LINE: What about individual fund holdings?

BONNEL: We sometimes go as high as three percent, but that's the exception rather than the rule. I like to keep it around one or two percent.

VALUE LINE: With that in mind, do you see a point at which you would become uncomfortable managing the fund because of its asset size?

BONNEL: No. Right now, our aggregate is $38 million. If a lot of money came into the fund, I could easily put it to work.

VALUE LINE: What's your largest holding right now?

BONNEL: Seagate, which is 2.8% of assets. And that's because of appreciation, which is the best way to get a large holding in the fund. Buy it low and watch it go up. I originally purchased Seagate in the upper 20's and kept buying it throughout last year.

VALUE LINE: Are there any sectors that you've looked at recently and appear attractive to you?

BONNEL: We already hold positions in the brokerage industry, including Charles Schwab, Advest, and AG Edwards. We go back to the old saw of demographics. A lot of baby boomers are going to focus on retirement and will be setting up retirement plans. There are very few things that you can invest in for this purpose: You have stocks, bonds, real estate, or collectibles. Most people don't understand collectibles very well, and most 401(k) plans don't allow their employees to invest in real estate. Baby boomers will put more and more of their money into equities; thus the brokerage business is going to be one of the premier industries for at least a decade.

As I mentioned before, mobile homes should also benefit from a continued period of low interest rates and inflation. The real reason for low interest rates is that people are starting to save more money, which is creating a very large pool of capital. Interest rates are a reflection of supply and demand of capital, and more supply will help keep interest rates down. The 76 million baby boomers, as they fund their retirement, are putting money into stocks and bonds. That will keep interest rates down, which will allow more people to buy mobile homes.

VALUE LINE: You mentioned oil earlier in our conversation. What do you like about that sector?

BONNEL: The demand for energy is growing daily. The price of oil has not moved for 10 or 12 years. Oil companies have made strategic cuts in overhead, and their production methods are now more efficient. So there is a chance that the price of oil may go up by a dollar or two a barrel, which will go right to the bottom line of the more-efficient oil companies. With earnings improvements, I can see a company like Exxon going from 80 to 100 by the end of the year. That's not spectacular, but I'll take a 25 percent increase in price.

VALUE LINE: Good luck to you, and thanks for speaking with us.

                            -----------------------

ABOUT THE FUND

United Services Bonnel Growth Fund seeks long-term growth of capital. Current income is not an objective. The fund seeks this growth by investing primarily in the common stocks of domestic and foreign issuers. Management expects to focus its investment on mid-capitalization companies with market caps of around $1 billion. However, the fund is not limited to mid-cap stocks and will also invest in large-and-small-cap companies. Fundamental investment criteria include, but are not limited to, earnings figures, equity ownership by management, market leadership, strong management, price-to-price earnings ratios, and debt-to-equity ratios.

The  fund's  first  full  calendar  year  in  existence   placed  it  among  the
top-performing Growth Funds, with a total return of 45% in 1995. It has been managed since its inception in 1994 by its namesake, Art Bonnel.

--------------------------------------------------------------------------------

One year total return as of 2/1/96: 45.44%. Life of the fund total return as of 2/1/96: 33.33%. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. Past performance is no guarantee of future results. For a free prospectus containing more complete information, including charges and expenses, call 1-800-4-BONNEL (1-800-426-6635). Please read the prospectus carefully before investing. This reprint is not a solicitation for any funds listed herein other than United Services Funds.

--------------------------------------------------------------------------------

              (The following appears at the bottom of each page.)

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions, or for the results of actions taken based on information contained herein.